The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2016

Royce Premier Fund

Effective as of the date hereof, K Class shares of Royce Premier Fund are closed to all purchases and exchanges.

December 20, 2016

RPR-K-1216